INNOVATE Corp. ™ 2025 INNOVATE Corp. Q4 2024 Earnings Release Supplement March 31, 2025

INNOVATE Corp. ™ 2025 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBM Global, anticipated success from the continued sale of new products in the Life Sciences segment, necessary regulatory approvals of products in the Life Sciences segment, potential commercial opportunities and the deployment of new technologies in the Spectrum segment, our ability to remain in compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; the possibility of indemnification claims arising out of divestitures of businesses; and our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. ™ 2025 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; legacy accounts receivable write-offs; realignment and exit costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

Fourth Quarter and Recent Highlights

INNOVATE

DBM backlog levels held steady; Key milestones at MediBeacon and R2 achieves record financial results; Spectrum delivers another strong financial fourth quarter and full year 2024.

- DBM Global Inc. ("DBM Global") backlog levels held steady and ended the year with an adjusted backlog of $1.1 billion. In the first quarter 2025, DBM has added over $500 million to the adjusted backlog.
- Subsequent to the fourth quarter, MediBeacon® Transdermal GFR System received U.S. Food and Drug Administration ("FDA") approval to assess kidney function, as well as device approval in China.
- R2 Technologies, inc. ("R2") worldwide system unit sales grew 113% in the fourth quarter and broke system unit sales records consecutively in each quarter in North America in 2024.
- Spectrum's revenue grew 19.3% year-over-year in the fourth quarter driven by new network launches and expanded coverage with existing customers.

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Segment Highlights

INNOVATE

DBM GLOBAL

Infrastructure Highlights

- Reported backlog of $1.0B and total adjusted backlog(1) of $1.1B.
- Gross margin expanded in the fourth quarter over the prior year period to 18.2%.
- Added over $500M to adjusted backlog(1) in the first quarter of 2025.

PANSEND

Life Sciences Highlights

MediBeacon

- Subsequent to the quarter, the MediBeacon® Transdermal GFR System received FDA approval to assess kidney function, as well as device approval in China.

R2 Technologies

- Achieved record sales consecutively in each quarter in North America in 2024.
- R2 continued its global expansion into new markets with new distributor partnerships signed in Australia, and several countries in South America.

HC2 Broadcasting

Spectrum Highlights

- New network launches and expanded coverage with existing customers drove top line growth in the quarter.
- Launch of Fubo Sports in the fourth quarter highlights the continued improvement in the quality of networks added.
- Pursuing commercial opportunities in datacasting together with a major mobile network operator.

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Q4 2024 QTD Financial Highlights

INNOVATE

Revenue

($ millions)		4Q24		4Q23
Infrastructure	$	225.7	$	353.8
Life Sciences		4.1		1.5
Spectrum		6.8		5.7
Consolidated INNOVATE	**$**	**236.6**	**$**	**361.0**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

($ millions)		4Q24 NI[1]		4Q24 Adjusted EBITDA[2]		4Q23 NI[1]		4Q23 Adjusted EBITDA[2]
Infrastructure	$	8.7	$	17.4	$	8.9	$	30.0
Life Sciences		(5.4)		(2.5)		(6.2)		(7.1)
Spectrum		(4.6)		2.3		(5.4)		1.1
Non-Operating Corporate		(15.3)		(2.2)		(5.4)		(2.5)
Other & Eliminations		—		—		(1.2)		—
Consolidated INNOVATE	**$**	**(16.6)**	**$**	**15.0**	**$**	**(9.3)**	**$**	**21.5**

Consolidated Q4 Results

- Revenue decreased $124.4M or 34.5% driven by our Infrastructure segment, which was partially offset by increases at our Life Sciences and Spectrum segments. The decrease at our Infrastructure segment was primarily driven by the timing and size of projects, including the effect of changes in estimated costs to complete those projects recognized in the ordinary course of business, at Banker Steel and DBMG's commercial structural steel fabrication and erection business, both of which had increased activity in the comparable period on certain large commercial construction projects that have since been completed. This was partially offset by an increase at the industrial maintenance and repair business as a result of an increase in project work. The increase at our Life Sciences segment was attributable to R2, primarily driven by an increase in Glacial fx unit sales and consumable sales in North America and worldwide. The increase at our Spectrum segment was primarily driven by network launches and expanded coverage with existing customers.
- Net loss attributable to INNOVATE Corp. of $16.6M
- Adjusted EBITDA[2] decreased by $6.5M to $15.0M driven by the Infrastructure segment, which was partially offset by increases at our Life Sciences, Spectrum and Non-Operating Corporate segments.

Infrastructure

- Net Income of $8.7M[1]
- Adjusted EBITDA[2] down $12.6M year-over-year primarily driven by lower revenue and gross margins at Banker Steel and lower revenue, partially offset by an increase in gross margins, at DBMG's commercial structural steel fabrication and erection business due to timing of projects, as well as lower revenue and gross margins at the construction modeling and detailing business. This was partially offset by an increase in revenue and gross margins at the industrial maintenance and repair business and a decrease in recurring SG&A expenses primarily as a result of timing of compensation-related expenses.
- Reported and adjusted[3] backlog of $1.0B and $1.1B, respectively, compared to reported and adjusted[3] backlog of $1.1B and $1.2B, respectively, at December 31, 2023.

Life Sciences

- Revenue of $4.1M driven by R2, which is up $2.6M or 173.3%, primarily due to an increase in Glacial fx system and consumable sales in North America and worldwide, as well as an increase in Glacial Rx system sales in North America, which was partially offset by a decrease in Glacial Rx system sales outside the U.S.
- Adjusted EBITDA[2] losses down $4.6M year-over-year primarily due to fewer equity method losses recognized from our investment in MediBeacon and an increase in gross profit at R2 driven by the increase in revenue, which was partially offset by a slight increase in selling costs at R2.

Spectrum

- Net Loss of $4.6M[1]
- Adjusted EBITDA[2] up $1.2M year-over-year primarily due to an increase in revenue driven by network launches and expanded coverage with existing customers, which was partially offset by the termination of a number of smaller networks and individual markets subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.3M.

Fourth Quarter Consolidated Revenue and Adjusted EBITDA[2] of $236.6 million and $15.0 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.

(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBM")

Overview

- 36.2% revenue decrease primarily driven by the timing and size of projects at Banker Steel and DBMG's commercial structural steel fabrication and erection business, both of which had increased activity in the comparable period on certain large commercial construction projects that have since been completed. This was partially offset by an increase at the industrial maintenance and repair business as a result of an increase in project work.
- Adjusted EBITDA(2) decrease was primarily driven by lower revenue and gross margins at Banker Steel and lower revenue, partially offset by an increase in gross margins, at DBMG's commercial structural steel fabrication and erection business, due to timing of projects, as well as lower revenue and gross margins at the construction modeling and detailing business. This was partially offset by an increase in revenue and gross margins at the industrial maintenance and repair business and a decrease in recurring SG&A expenses primarily as a result of timing of compensation-related expenses.
- Reported backlog was $1.0B and adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.1B.
- Added over $500 million to adjusted backlog in the first quarter of 2025.

Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Continues to see sizable projects and opportunity in the market and its pipeline for 2025.
- Opportunity to capitalize on growth in cloud computing and AI requiring substantial investments in data centers and power infrastructure.

Financials

($ millions)		4Q24		4Q23
Revenue	$	225.7	$	353.8
Net Income(1)	$	8.7	$	8.9
Adjusted EBITDA (2)	$	17.4	$	30.0

Trending Backlog



($ millions)
1,250
1,000
750
500
250
~$1,144.8
$1,057.2
$939.1
$822.7
$916.1
$957.2
4Q23
1Q24
2Q24
3Q24
4Q24
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of December 31, 2024 unless otherwise noted.

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INNOVATE Corp. ™ 2025 ■ Subsequent to the quarter, MediBeacon® Transdermal GFR System received FDA approval to assess kidney function, as well as device approval in China. ■ R2 grew revenue 173% over the prior year quarter and 197% for the full year, year-over-year. ■ R2 experienced system unit sales growth of 277% over the prior year quarter in North America and 238% for the full year, year- over-year. ■ R2 experienced worldwide system unit sales growth of 113% over the prior year quarter and 182% for the full year, year-over-year. ■ 170% increase in patients treated. ■ 49% increase in average monthly utilization per Glacial provider. MediBeaconR2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of December 31, 2024. Company Investment to Date Equity % Fully Diluted % R2 Technologies $64.5M 81.4% 72.4% MediBeacon $36.5M 45.9% 40.1% Genovel $4.2M 80.0% 75.2% Triple Ring $0.9M 7.2% 1.6% Scaled Cell Solutions $0.9M 20.1% 20.1% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") Summary of Investments(1)

Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Strong financial results driven by the launch of new networks and expanded coverage with existing customers.
- Fourth quarter and full year 2024 Adjusted EBITDA experienced significant growth.
- Launch of Fubo Sports in the fourth quarter.
- Signed a contract with Marathon Ventures to distribute two new, vibrant over-the-air ("OTA") networks - Nosey and Confess.
- Actively pursuing commercial opportunities together with a major mobile network operator with our ATSC 3.0 converted stations.

Financials

($ millions)	4Q24	4Q23
Revenue	$ 6.8	$ 5.7
Net Loss(1)	$ (4.6)	$ (5.4)
Adjusted EBITDA (2)	$ 2.3	$ 1.1

Near-Term Focus

- Expect new entrants into OTA throughout 2025 as more streaming networks are expanding to over-the-air coverage.
- Continue to actively explore opportunities related to ATSC 3.0 and 5G broadcast TV.
- Longer-term opportunities for OTA spectrum that include a new incentive auction, considerable deregulation in the broadcast TV industry and opportunities to repurpose valuable UHF spectrum.

Operating Stations Mix

	4Q24
Low Power Television ("LPTV")	200
Class A stations	53
Full-Power stations	3
Total Operating Stations	256

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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INNOVATE Corp. ™ 2025 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Dec-24 Dec-23 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 48.9 51.8 Line of Credit 2025 20.0 20.0 CGIC Unsecured Note 2026 31.0 35.1 Infrastructure Debt Various 144.7 198.8 Spectrum Debt 2025 69.7 69.7 Life Sciences Debt 2025 24.0 17.4 Total Principal Outstanding $ 668.3 $ 722.8 Unamortized OID and DFC (5.5) (13.0) Total Debt $ 662.8 $ 709.8 Cash & Cash Equivalents(3) 48.8 80.8 Net Debt $ 614.0 $ 629.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $167.2 $501.0 $0.1 Non-Operating Corporate Infrastructure Spectrum Life Sciences 2025 2026 2027 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. ™ 2025 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. ™ 2025 INNOVATE Selected GAAP Financials Income Statement (Unaudited) (in millions) Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Revenue $ 236.6 $ 361.0 $ 1,107.1 $ 1,423.0 Cost of revenue 190.2 299.9 898.3 1,207.0 Gross profit 46.4 61.1 208.8 216.0 Operating expenses: Selling, general and administrative 40.4 41.4 160.2 168.0 Depreciation and amortization 4.4 4.3 17.6 20.2 Other operating (income) loss (0.9) 1.4 (9.0) 1.3 Income from operations 2.5 14.0 40.0 26.5 Other (expense) income: Interest expense (19.6) (19.2) (74.5) (68.2) Loss from equity investees — (3.6) (2.3) (9.4) Other income (expense), net 2.2 (0.5) 3.4 16.7 Loss from operations before income taxes (14.9) (9.3) (33.4) (34.4) Income tax expense (2.4) (1.3) (6.3) (4.5) Net loss (17.3) (10.6) (39.7) (38.9) Net loss attributable to non-controlling interests and redeemable non-controlling interests 0.7 1.3 5.1 3.7 Net loss attributable to INNOVATE Corp. (16.6) (9.3) (34.6) (35.2) Less: Preferred dividends 0.3 0.3 1.2 2.4 Net loss attributable to common stockholders and participating preferred stockholders $ (16.9) $ (9.6) $ (35.8) $ (37.6) 12

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended December 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 8.7 $ (5.4) $ (4.6) $ (15.3) $ — $ (16.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.7 — — — — 3.7 Other operating (income) (0.8) — (0.1) — — (0.9) Interest expense 2.6 3.4 3.7 9.9 — 19.6 Other (income) expense, net (3.1) (0.4) 2.2 (0.9) — (2.2) Income tax (benefit) expense (0.5) — 0.2 2.7 — 2.4 Non-controlling interest 0.8 (1.2) (0.3) — — (0.7) Share-based compensation expense — 0.9 — 1.4 — 2.3 Realignment and exit costs 2.6 — — — — 2.6 Acquisition and disposition costs 0.3 0.1 — — — 0.4 Adjusted EBITDA $ 17.4 $ (2.5) $ 2.3 $ (2.2) $ — $ 15.0

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Year Ended December 31, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 40.3 $ (19.7) $ (20.0) $ (35.3) $ 0.1 $ (34.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 12.0 0.4 5.1 0.1 — 17.6 Depreciation and amortization (included in cost of revenue) 15.2 0.1 — — — 15.3 Other operating (income) loss (9.6) — 0.4 0.2 — (9.0) Interest expense 10.3 9.8 14.3 40.1 — 74.5 Other (income) expense, net (3.9) 0.8 8.5 (8.7) (0.1) (3.4) Income tax expense (benefit) 15.2 — 0.2 (9.1) — 6.3 Non-controlling interest 3.8 (7.3) (1.6) — — (5.1) Share-based compensation expense — 1.2 — 2.2 — 3.4 Realignment and exit costs 5.2 — — — — 5.2 Acquisition and disposition costs 0.6 0.2 0.2 0.1 — 1.1 Adjusted EBITDA $ 89.1 $ (14.5) $ 7.1 $ (10.4) $ — $ 71.3

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended December 31, 2023 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 8.9 $ (6.2) $ (5.4) $ (5.4) $ (1.2) $ (9.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.8 0.2 1.3 — — 4.3 Depreciation and amortization (included in cost of revenue) 4.0 — — — — 4.0 Other operating (income) loss — — (0.2) 0.5 1.1 1.4 Interest expense 3.5 0.8 3.4 11.5 — 19.2 Other expense (income), net — — 2.2 (1.8) 0.1 0.5 Income tax expense (benefit) 9.2 — 0.3 (8.2) — 1.3 Non-controlling interest 0.9 (1.7) (0.5) — — (1.3) Share-based compensation expense — (0.3) — 0.5 — 0.2 Acquisition and disposition costs 0.7 0.1 — 0.4 — 1.2 Adjusted EBITDA $ 30.0 $ (7.1) $ 1.1 $ (2.5) $ — $ 21.5

INNOVATE Corp. ™ 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Year Ended December 31, 2023 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 28.7 $ (15.5) $ (22.2) $ (33.2) $ 7.0 $ (35.2) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 14.4 0.5 5.2 0.1 — 20.2 Depreciation and amortization (included in cost of revenue) 15.7 0.1 — — — 15.8 Other operating (income) loss (0.2) — (0.1) 0.5 1.1 1.3 Interest expense 13.8 2.9 13.4 38.1 — 68.2 Other (income) expense, net (1.2) (4.1) 7.7 (6.7) (12.4) (16.7) Income tax expense (benefit) 20.2 — 0.3 (14.8) (1.2) 4.5 Non-controlling interest 2.8 (7.3) (2.5) — 3.3 (3.7) Share-based compensation expense — 0.2 — 2.0 — 2.2 Legacy accounts receivable write-off 2.2 — — — — 2.2 Realignment and exit costs 2.1 — 0.1 — — 2.2 Acquisition and disposition costs 2.1 0.1 0.1 0.5 1.2 4.0 Adjusted EBITDA $ 100.6 $ (23.1) $ 2.0 $ (13.5) $ (1.0) $ 65.0